1
Exhibit 31.1
CERTIFICATION

OF PRINCIPAL

EXECUTIVE OFFICER

PURSUANT TO RULES 13A-14(A) AND 15D-14(A)

UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

I, Ali Mazanderani,

certify that:

1.

I have

reviewed this

quarterly report

on Form

10-Q of

Lesaka Technologies,

Inc. (“Lesaka”)

for the

quarter ended

September
30, 2024;

2.

Based

on

my

knowledge,

this

report

does

not

contain

any

untrue

statement

of

a

material

fact

or

omit

to

state

a

material

fact
necessary to

make the

statements made,

in light

of the

circumstances under

which such

statements were

made, not

misleading with
respect to the period covered by this report;

3.

Based on

my knowledge,

the financial

statements, and

other

financial

information

included

in this

report,

fairly

present in

all
material respects

the financial

condition, results

of operations

and cash

flows of

Lesaka as

of, and

for, the

periods presented

in this
report;

4.

I am

responsible

for

establishing and

maintaining

disclosure controls

and

procedures (as

defined

in Exchange

Act Rules

13a-
15(e)

and 15d-15(e))

and

internal control

over financial

reporting (as

defined

in Exchange

Act Rules

13a-15(f)

and 15d-15(f))

for
Lesaka and have:

(a) Designed

such disclosure

controls and

procedures, or

caused such

disclosure controls

and procedures

to be

designed
under our supervision,

to ensure that material

information relating to

Lesaka, including

its consolidated subsidiaries,

is made known
to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed

such internal

control over

financial reporting,

or caused

such internal

control over financial

reporting to

be
designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated

the

effectiveness

of

Lesaka’s

disclosure

controls

and

procedures

and

presented

in

this

report

our
conclusions about the effectiveness of the disclosure

controls and procedures, as of the end of the period covered by this report based
on such evaluation; and

(d) Disclosed in this report

any change in Lesaka’s

internal control over financial reporting

that occurred during Lesaka’s
most

recent

fiscal

quarter

that

has

materially

affected,

or

is

reasonably

likely

to

materially

affect,

Lesaka’s

internal

control

over
financial reporting; and

5.

I have

disclosed, based

on our

most recent

evaluation of

internal control

over financial

reporting, to

Lesaka’s

auditors and

the
Audit Committee of Lesaka’s Board

of Directors (or persons performing the equivalent functions):

(a)

All

significant

deficiencies

and

material

weaknesses

in

the

design

or

operation

of

internal

control

over

financial
reporting

which

are

reasonably

likely

to

adversely

affect

Lesaka’s

ability

to

record,

process,

summarize

and

report

financial
information; and

(b)

Any

fraud,

whether

or

not

material,

that

involves

management

or

other

employees

who

have

a

significant

role

in
Lesaka’s internal control over financial

reporting.

Date: September 29, 2025

/s/ Ali Mazanderani

Ali Mazanderani

Executive Chairman